SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2005

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-00368 (Commission File Number)	41-0462685 (I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN (Address of principal executive offices)		56538-0496 (Zip Code)

Registrant’s telephone number, including area code: (866) 410-8780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On April 27, 2005, Otter Tail Corporation (the “Company”) entered into a $100 million Credit Agreement (the “Credit Agreement”) with Lenders named therein, JP Morgan Chase Bank, N.A. as Syndication Agent; Wells Fargo Bank, National Association, as Documentation Agent and U.S. Bank National Association, as Agent and Lead Arranger. The Credit Agreement creates an unsecured revolving credit facility that the Company can draw upon to support the Company’s nonelectric operations. The Credit Agreement expires on April 26, 2006. Borrowings under the line of credit bear interest at LIBOR plus 0.6%, subject to adjustment based on the ratings of the Company’s senior unsecured debt. The Credit Agreement replaces the $70 million unsecured credit facility that expired on April 27, 2005 between the Company and the same parties that are the parties to the Credit Agreement.

     The Credit Agreement, which is filed as Exhibit 4.1 to this Form 8-K, contains various operating and financial covenants that are the same as under the expired $70 million unsecured credit facility. Specifically, the Company must have a debt-to-total capitalization ratio not in excess of 60% and an interest and dividend coverage ratio of at least 1.5 to 1. The Company’s obligations under the Credit Agreement are guaranteed by a 100%-owned subsidiary of the Company that owns substantially all of our nonelectric companies. The Credit Agreement does not include provision for the termination of the agreement or the acceleration of repayment of amounts outstanding due to changes in the Company’s credit ratings.

Item 2.02 Results of Operations and Financial Condition

     On May 2, 2005 Otter Tail Corporation issued a press release concerning consolidated financial results for the first quarter of 2005, a copy of which is furnished herewith as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     As described under Item 1.01 of this Form 8-K, on April 27, 2005, the Company entered into a $100 million Credit Agreement. As of April 27, 2005, $58 million was borrowed under the Credit Agreement.

Item 9.01 Financial Statement and Exhibits

     (c) Exhibits

4.1	Credit Agreement, dated as of April 27, 2005, among the Company, the Lenders named therein, JP Morgan Chase Bank, N.A., as Syndication Agent; Wells Fargo Bank, National Association, as Documentation Agent and U. S. Bank National Association, as Agent and Lead Arranger.

99.1	Press Release issued May 2, 2005

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION

Date: May 2, 2005

	By	/s/ Kevin G. Moug

Kevin G. Moug
Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit
4.1	Credit Agreement, dated as of April 27, 2005, among the Company, the Lenders named therein, JP Morgan Chase Bank, N.A., as Syndication Agent; Wells Fargo Bank, National Association, as Documentation Agent and U. S. Bank National Association, as Agent and Lead Arranger.

99.1	Press release, dated May 2, 2005

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